UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

Figure Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42829	99-2556408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 600 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 789-8049

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FIGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and Notes

On July 14, 2026, Figure Technology Solutions, Inc. (the “Company”) closed its previously announced offering of $600 million principal amount of 8.500% Senior Notes due 2031 (the “Notes”). The Notes were issued pursuant to an indenture (the “Indenture”) dated as of July 14, 2026 among the Company, certain of the Company’s domestic wholly-owned subsidiaries as guarantors (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”).

The Notes will accrue interest at a rate of 8.500% per annum, payable semiannually in arrears on January 31 and July 31 of each year, beginning on January 31, 2027. The Notes will mature on July 31, 2031, unless earlier repurchased or redeemed.

The Notes are fully and unconditionally guaranteed (the “note guarantees”), on a senior, unsecured basis, by the Guarantors. The Notes were offered in the United States and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and the rules thereunder, and are acquiring the notes for their own account or for the account of another person, over which they exercise sole discretion, who also meets the criteria of a qualified institutional buyer.

The Notes and the note guarantees are general unsecured senior obligations of the Company and the Guarantors, respectively.

At any time prior to July 31, 2028, the Company may redeem the Notes, in whole or in part, at its option at a redemption price equal to 100.000% of the principal amount of the Notes plus a make-whole premium described in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. On and after July 31, 2028, the Company may redeem the Notes, in whole or in part, at the redemption prices set forth in the Indenture.

In addition, at any time prior to July 31, 2028, the Company may from time to time redeem up to 40% of the aggregate principal amount of the Notes with an amount of cash not greater than the net cash proceeds from certain equity offerings at the redemption price set forth in the Indenture, if not less than 50% of the aggregate principal amount of the notes remains outstanding immediately after such redemption and the redemption occurs within 180 days of the closing date of such equity offering.

Upon the occurrence of a Change of Control (as defined in the Indenture), the Company must offer to repurchase all of the Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the repurchase date.

The Indenture also contains customary provisions relating to events of default.

The Indenture contains covenants that limit the ability of the Company and any of its Restricted Subsidiaries (as defined in the Indenture), to, among other things:

•	incur or guarantee additional indebtedness or issue certain preferred stock;

•	pay dividends on capital stock or redeem, repurchase or retire our capital stock or subordinated indebtedness;

•	transfer or sell certain assets;

•	create certain liens;

•	make certain investments;

•	enter into agreements that restrict dividends or other payments from restricted subsidiaries to the Company;

•	consolidate, merge or transfer all or substantially all of the Company’s assets;

•	engage in certain transactions with affiliates; and

•	designate unrestricted subsidiaries.

The above descriptions of the Indenture and the Notes are summaries and are not complete, and are qualified in their entirety by reference to the full and complete text of the Indenture and the Form of Note, a copy each of which is attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward Looking Statements

Certain information contained or incorporated by reference in this Current Report on Form 8-K constitutes forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance, underlying assumptions and other statements that are other than statements of historical fact. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “forecasts,” “may,” “assume,” “intend,” “will,” “continue,” “opportunity,” “predict,” “potential,” “future,” “likely,” “target,” “indicate,” “would,” “could,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements are accompanied by such words. Such statements reflect management’s current expectations based on factors currently known but are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, risks and uncertainties relating to the offering of the Notes, the anticipated use of the proceeds therefrom, the completion of the Kiavi Acquisition, satisfaction of the conditions to the Kiavi Acquisition, receipt of required governmental and regulatory approvals, availability of financing, integration of Kiavi, realization of anticipated benefits, synergies and projected metrics, and the risks discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and other documents filed by the Company with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made and, except to the extent required by applicable securities laws, the Company undertakes no obligation to update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Indenture, dated as of July 14, 2026, among Figure Technology Solutions, Inc., the guarantors party thereto and Wilmington Trust, National Association.
4.2	Form of 8.500% Senior Note due 2031 (included in Exhibit 4.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIGURE TECHNOLOGY SOLUTIONS, INC.

Date: July 14, 2026	By:	/s/ Michael Tannenbaum
Michael Tannenbaum
Chief Executive Officer and Director